UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 5, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

We filed a Form 8-K dated February 5, 2004, with regard to the acquisition of MacArthur Crossing, Promenade at Red Cliff and Newnan Crossing Phase II, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

  Financial Statements
Darien Towne Center:

Independent Auditors' Report	F-32

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-33

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-34

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-36

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-37

Properties Acquired from Thomas Enterprises:

Independent Auditors' Report	F-38

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-39

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-40

Stony Creek Marketplace:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-42

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-43

Shops at Park Place:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-44

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-45

Shaw's Supermarket (New Britain):

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-46

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-47

Hickory Ridge:

Independent Auditors' Report	F-48

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-49

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-50

CorWest Plaza:

Independent Auditors' Report	F-52

Historical Summary of Gross Income and Direct Operating Expenses for the period from May 29, 2003 through December 31, 2003	F-53

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from May 29, 2003 through December 31, 2003	F-54

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-56

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-57

Metro Square Center (SuperValue) :

Independent Auditors' Report	F-58

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-59

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-60

Larkspur Landing:

Independent Auditors' Report	F-62

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-63

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-64

North Ranch Pavilion:

Independent Auditors' Report	F-66

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-67

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-68

La Plaza Del Norte:

Independent Auditors' Report	F-70

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-71

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-72

MacArthur Crossing:

Independent Auditors' Report	F-74

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-75

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-76

Promenade at Red Cliff:

Independent Auditors' Report	F-78

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-79

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-80

Peoria Crossings:

Independent Auditors' Report	F-82

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-83

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-84

Dorman Centre:

Independent Auditors' Report	F-86

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-87

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-88

Heritage Towne Crossing:

Independent Auditors' Report	F-90

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-91

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-92

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Kelly Tucek

Name: Kelly Tucek

Title: Treasurer

Date: March 16, 2004

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Inland Western Retail Real Estate Trust, Inc.:

We have audited the consolidated financial statements of Inland Western Retail Real Estate Trust, Inc. (the Company) as listed in the accompanying index. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2003 and the results of their operations and their cash flows for the period from March 5, 2003 (inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

  KPMG LLP

  Chicago, Illinois
  February 13, 2004

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheet

  December 31, 2003

  Assets

Investment properties:
Land	$36,280,244
Building and other improvements	86,439,670

122,719,914
Less accumulated depreciation	(140,497)

Net investment properties	122,579,417

Cash and cash equivalents	64,381,134
Accounts and rents receivable	1,147,551
Due from affiliates	918,750
Note receivable	7,552,155
Acquired in-place lease intangibles (net of accumulated amortization of $51,773)	8,753,908
Acquired above market lease intangibles (net of accumulated amortization of $5,227)	1,590,446
Loan fees (net of accumulated amortization of $24,835)	1,434,160
Other assets	3,744,642

Total assets	$212,102,163

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Balance Sheet
  (continued)

  December 31, 2003

  Liabilities and Stockholder's Equity

Liabilities:
Accounts payable	$505,448
Accrued offering costs due to affiliates	1,369,366
Accrued real estate taxes	1,392,069
Distributions payable	927,539
Security deposits	108,189
Mortgages payable	29,627,000
Line of credit	5,000,000
Prepaid rental and recovery income	104,756
Advances from sponsor	1,202,519
Acquired below market lease intangibles (net of accumulated amortization of $15,386)	5,910,413
Other liabilities	71,927
Due to affiliates	2,154,158

Total liabilities	48,373,384

Stockholders' equity:
Preferred stock, $.001 par value, 10,000,000 shares authorized, none outstanding	-
Common stock, $.001 par value, 250,000,000 shares authorized, 18,737,141 shares issued and outstanding	18,737
Additional paid in capital (net of offering costs of $22,144,814 of which $1,369,366 was paid or accrued to affiliates)	165,168,650
Accumulated distributions in excess of net loss	(1,458,608)

Total stockholders' equity	163,728,779

Commitments and contingencies (Note 11)

Total liabilities and stockholders' equity	$212,102,163

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Consolidated Statement of Operations

  For the period from March 5, 2003 (inception) through December 31, 2003

Income:
Rental income	$606,645
Real estate tax recovery income	95,654
Common area costs recovery income	42,334
Interest income	37,648

Total income	782,281

Expenses:
Professional services	88,058
General and administrative expenses to affiliates	104,259
General and administrative expenses to non-affiliates	127,896
Property operating expenses to affiliates	16,627
Property operating expenses to non-affiliates	30,963
Real estate tax	95,654
Interest	135,735
Depreciation	140,497
Amortization	76,608
Acquisition cost expenses to affiliates	7,563
Acquisition cost expenses to non-affiliates	131,700

Total expenses	955,560

Net loss	$(173,279)

Net loss per common share, basic and diluted	$(.07)

Weighted average number of common shares outstanding, basic and diluted	2,520,986

  See accompanying notes to consolidated financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
     (A Maryland Corporation)

  Consolidated Statement of Stockholders' Equity

  For the period from March 5, 2003 (inception) to December 31, 2003
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income	Total

Balance at March 5, 2003 (inception)	-	-	-	-	-

Net loss	-	-	-	(173,279)	(173,279)
Distributions declared ($.15 per weighted average number of common shares outstanding)	-	-	-	(1,285,329)	(1,285,329)
Proceeds from offering	18,718,092	18,718	187,127,565	-	187,146,283
Offering costs		-	(22,144,814)	-	(22,144,814)
Proceeds from DRP	19,049	19	180,949	-	180,968
Common stock option expense	-	-	4,950	-	4,950

Balance at December 31, 2003	18,737,141	$ 18,737	$ 165,168,650	$ (1,458,608)	$ 163,728,779

  See accompanying notes to consolidated financial statements.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Statement of Cash Flows

  For the period from March 5, 2003 (inception) through December 31, 2003

Cash flows from operations:
Net loss	$(173,279)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	140,497
Amortization	76,608
Amortization on acquired above market leases	5,227
Amortization on acquired below market leases	(15,386)
Stock option expense	4,950
Changes in assets and liabilities:
Accounts and rents receivable	(1,147,551)
Accrued real estate taxes	1,240,567
Accounts payable	306,996
Prepaid rental and recovery income	104,756
Other liabilities	71,927
Security deposits	108,189

Net cash flows provided by operating activities	723,501

Cash flows from investing activities:
Purchase of investment properties	(122,719,914)
Acquired above market leases	(1,595,673)
Acquired in place lease intangibles	(8,805,681)
Acquired below market leases	5,925,799
Other assets	(830,697)
Funding of note receivable	(7,552,155)
Due to affiliates	2,154,158
Net cash flows used in investing activities	(133,424,163)

Cash flows from financing activities:
Proceeds from offering	187,146,283
Proceeds from the DRP	180,968
Payment of offering costs	(20,775,448)
Loan proceeds	29,627,000
Proceeds from unsecured line of credit	5,000,000
Loan fees	(4,022,986)
Distributions paid	(357,790)
Due from affiliates	(918,750)
Advances from sponsor	1,202,519
Net cash flows provided by financing activities	197,081,796

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
     (A Maryland Corporation)

  Statement of Cash Flows
  (continued)

  For the period from March 5, 2003 (inception) through December 31, 2003

Net increase in cash and cash equivalents	$64,381,134
Cash and cash equivalents, at beginning of period	-

Cash and cash equivalents, at end of period	$64,381,134

Supplement disclosure of cash flow information:

Cash paid for interest	$135,735

Supplement schedule of non-cash financing activities:

Distributions payable	$927,539

Accrued offering costs payable	$1,369,366

  See accompanying notes to financial statements

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

  December 31, 2003

  (1)  Organization

  Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Advisor"), an Affiliate of the Company, to be the Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program.

  The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

  The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

  The Company allows stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment program ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

  The Company will repurchase shares under the share repurchase program ("SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the share repurchase program after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the share repurchase program will require the unanimous affirmative vote of the independent directors. As of December 31, 2003, no shares have been repurchased by the Company.

  The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries. Wholly owned subsidiaries generally consist of limited liability companies ("LLC's"). The effects of all significant intercompany transactions have been eliminated.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  (2)  Summary of Significant Accounting Policies

  The preparation of the financial statements in conformity with accounting principles generally accepted in the United State of America ("GAAP") requires management of the Company to make estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  Highly liquid investments with a maturity of three months or less when purchased are classified as cash equivalents.

  Costs associated with the offering are deferred and charged against the gross proceeds of the offering upon closing. Formation and organizational costs are expensed as incurred. As of December 31, 2003, $7,500 of organizational costs were expensed.

  The Company applies the fair value method of accounting as prescribed by SFAS No. 123, Accounting for Stock-Based Compensation for its stock options granted. Under this method, the Company will report the value of granted options as a charge against earnings ratably over the vesting period.

  Real estate acquisitions are recorded at costs less accumulated depreciation. Ordinary repairs and maintenance are expensed as incurred.

  Depreciation expense is computed using the straight line method. Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.

  The Company performed an impairment analysis for its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144 ("SFAS 144") to ensure that the investment property's carrying value does not exceed its fair value. The valuation analysis performed by the Company was based upon many factors which require difficult, complex or subjective judgments to be made. Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property. This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Based upon the Company's judgment, no impairment was warranted as of December 31, 2003.

  Tenant improvements are amortized on a straight line basis over the life of the related lease as a component of amortization expense.

  Leasing fees are amortized on a straight-line basis over the life of the related lease.

  Loan fees are amortized on a straight-line basis over the life of the related loans.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  The Company allocates the purchase price of the each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, customer relationship value, and any assumed financing that is determined to be above or below market terms. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The aggregate value of intangibles is measured based on the difference between the stated price and the property value as if vacant. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases and we consider various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and we consider various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market lease costs, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires our judgment of subjective factors such as market knowledge, economic, demographics, location, visibility, location, age and physical condition of the property.

  The application of SFAS 141 and SFAS 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to the 2003 real estate acquisitions. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Amortization pertaining to the above market lease costs of $5,227 was applied as a reduction to rental income for the period from March 5, 2003 (inception) to December 31, 2003. Amortization pertaining to the below market lease costs of $15,386 was applied as an increase to rental income for the period from March 5, 2003 (inception) to December 31, 2003. The table below presents the amortization during the next five years related to the acquired above market lease costs and the below market lease costs for properties owned at December 31, 2003:
Amortization of:	2004	2005	2006	2007	2008	Thereafter

Acquired above
market lease costs	(431,185)	(431,185)	(429,043)	(37,016)	(37,016)	(225,001)

Acquired below
market lease costs	582,355	582,355	582,355	561,053	531,230	3,071,065

Net rental income
increase / (decrease)	151,170	151,170	153,312	524,037	494,214	2,846,064

Acquired in place lease
intangibles	963,821	963,821	963,821	963,821	963,821	3,934,803

  The portion of the purchase price allocated to acquired in-place lease intangibles are amortized on a straight line basis over the life of the related lease. We incurred amortization expense pertaining to acquired in-place lease intangibles of $51,773 for the period from March 5, 2003 (inception) to December 31, 2003.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.

  The carrying amount of the Company's debt approximates fair value. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

  Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements" ("SAB 101"), determined that a lessor should defer recognition of contingent rental income (i.e. percentage/excess rent) until the specified target (i.e. breakpoint) that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB 101.

  (3)  Transactions with Affiliates

  The Advisor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

  As of December 31, 2003, the Company had incurred $22,144,814 of offering costs. Pursuant to the terms of the offering, the Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of December 31, 2003, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offering.

  Certain compensation and fees payable to the Advisor for services to be provided to the Company are limited to maximum amounts.
Nonsubordinated payments:

Offering stage:

Selling commissions	7.5% of the sale price for each share

Marketing contribution	3.0% of the gross offering proceeds
and due diligence
allowance

Reimbursable expenses	We will reimburse our sponsor for actual costs incurred, on our
and other expenses of	behalf, in connection with the offering
issuance

Acquisition stage:

Acquisition expenses	We will reimburse an affiliate of our Advisor for costs incurred, on our behalf, in connection with the acquisition of properties

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003
Operational stage:

Property management fee	4.5% of the gross income from the properties.
This fee terminates upon a	(cannot exceed 90% of the fee which would be payable to
business combination with the	an unrelated third party)
property management company.

Loan servicing fee	.03% of the total principal amount of the loans being serviced
For each full year, up to the first $100 million and a lesser percentage on a sliding scale thereafter

Other property level services	Compensation for these services will not exceed 90% of that which would be paid to any third party for such services

Reimbursable expenses	The compensation and reimbursements to our Advisor and
relating to administrative	its affiliates will be approved by a majority of our directors services

Liquidation stage:

Property disposition fee	Lesser of 3% of sales price or 50% of the customary
This fee terminates upon a	commission which would be paid to a third party
business combination with
the Advisor
Subordinated payments:

Operational stage:

Advisor asset management fee	Not more than 1% per annum of our average assets;
This fee terminates upon a	Subordinated to a non-cumulative, non-compounded return,
business combination with	equal to 6% per annum
the Advisor

Liquidation stage:

Incentive advisory fee	After the stockholders have first received a 10% cumulative,
This fee terminates upon a	non-compounded return per year and a return of their net investment,
business combination with	an incentive advisory fee equal to 15% on net proceeds
the Advisor	from the sale of a property will be paid to the Advisor

  On October 31, 2003, the Company acquired an existing shopping center known as The Shops at Park Place through the purchase of all of the membership interests of the general partner and the membership interests of the limited partner of the limited partnership holding title to this property. The center contains approximately 116,300 gross leasable square feet and is located in Plano, Texas. An affiliate of our Advisor, Inland Park Place Limited Partnership, acquired this property on September 30, 2003 from CDG Park Place LLC, an unaffiliated third party for $23,868,000. Inland Park Place Limited Partnership agreed to sell this property to the Company when sufficient funds from the sale of shares to acquire

  Inland Western Retail Real Estate Trust, Inc.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements

   (continued)

  December 31, 2003

  this property were raised. Inland Park Place Limited Partnership agreed to sell this property to the Company for the price the affiliate paid to the unaffiliated third party, plus any actual costs incurred. The Company's board of directors unanimously approved acquiring this property, including a unanimous vote of the independent directors. The total acquisition cost to the Company was $24,000,000, which included $132,000 of costs incurred by the affiliate.

  The Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the offering. In addition, an affiliate of the Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offering. Such costs are offset against the Stockholders' equity accounts. Such costs totaled $16,859,779 for the period from March 5, 2003 (inception) to December 31, 2003, of which $1,369,366 was unpaid at December 31, 2003.

  The Advisor and its affiliates are entitled to reimbursement for general and administrative costs of the Advisor and its affiliates relating to our administration. Such costs are included in general and administrative expenses to affiliates, professional services to affiliates, and acquisition cost expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. During the period from March 5, 2003 (inception) to December 31, 2003, the Company incurred $194,017 of these costs, of which $40,703 remained unpaid as of December 31, 2003.

  An affiliate of the Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .05% of the first $100,000,000 in mortgage balance outstanding and .03% of the remaining mortgage balance, payable monthly. Such fees totaled $328 in the period from March 5, 2003 (inception) to December 31, 2003.

  The Company used the services of an affiliate of the Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. Such costs are capitalized as loan fees and amortized over the respective loan term. During the period from March 5, 2003 (inception) to December 31, 2003, the Company paid loan fees totaling $59,523 to this affiliate.

  The property managers, entities owned principally by individuals who are affiliates of the Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred and paid property management fees of $16,627 for the period from March 5, 2003 (inception) to December 31, 2003. None remained unpaid as of December 31, 2003.

  The Company established a discount stock purchase policy for affiliates of the Company and the Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending when the shares are purchased. The Company sold 59,497 shares to affiliates and recognized an expense related to these discounts of $62,472 for the period from March 5, 2003 (inception) to December 31, 2003.

  As of December 31, 2003 the Company was due funds from affiliates in the amount of $918,750 which is comprised of $73,750 due from an affiliate for costs paid on their behalf by the Company and $845,000 which is due from the sponsor for reimbursement of December distributions paid in January by the Company. The sponsor has agreed to advance funds to the Company for distributions paid to our shareholders until funds from operations are adequate to cover the distributions. As of December 31, 2003 the Company owed funds to the sponsor in the amount of $1,202,517 for repayment of these funds.

  As of December 31, 2003 the Company owed funds to an affiliate in the amount of $2,154,158 for the reimbursement of costs paid by the affiliate on behalf of the Company.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  (3)  Stock Option Plan

  The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of December 31, 2003, we have issued 3,000 options to acquire shares to each of our independent directors, for a total of 15,000 options, of which none have been exercised or expired.

  The per share weighted average fair value of options granted was $0.60 on the date of the grant using the Black Scholes option-pricing model with the following assumptions: expected dividend yield of 8%, risk free interest rate of 2.0%, expected life of five years and expected volatility rate of 18.0%. The Company has recorded $3,000 as expense for the 5,000 options (1,000 options per director) vesting upon the date of grant as of December 31, 2003 and will record the remaining $6,000 in expense ratably over the remaining two-year vesting period.

  (4)  New Accounting Pronouncements

  In January 2003, FASB issued Interpretation 46, Consolidation of Variable Interest Entities or Interpretation 46, which addresses the consolidation of certain entities in which a company has a controlling financial interest through means other than voting rights. This interpretation was revised in December 2003. For calendar year companies, Interpretation 46 contains an effective date of December 31, 2003 for special purpose entities and periods ending after March 15, 2004 for all other entities. The Company does not own interests in special purpose entities and management does not believe that the adoption of Interpretation 46 will have a material impact on the Company's financial statements.

  On May 15, 2003, the Financial Accounting Standards Board issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. The Statement requires issuers to classify as liabilities (or assets in some circumstances) three classes of freestanding financial instruments that embody obligations for the issuer. Generally, the Statement is effective for financial instruments entered into or modified after May 31, 2003 and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted the provisions of the Statement on July 1, 2003.

  The Company did not enter into any financial instruments within the scope of the Statement during the period from March 5, 2003 (inception) to December 31, 2003. To the extent stockholders request shares to be repurchased by the Company under the Share Repurchase Program, the Company's obligation to repurchase such shares will be classified as a liability at the redemption amount at the date documentation is complete and accepted by the Company in accordance with the plan documents.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  (5) Leases

  Minimum lease payments to be received in the future under operating leases, assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2004	$10,053,640
2005	9,758,805
2006	9,684,354
2007	9,273,557
2008	9,033,324
Thereafter	78,836,462
Total	$126,640,142

  The remaining lease terms range from one year to 56 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or all of their pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in additional rental income.

  (6) Note Receivable

  The note receivable balance of $7,552,155 as of December 31 2003 consists of an installment note from Fourth Quarter Properties XIV, LLC (Fourth) that matures on January 15, 2004. This installment note is secured by a 49% interest in Fourth, which owns the remaining portion of the Newnan Crossing shopping center and is also guaranteed personally by the owner of Fourth. Interest only at a rate of 7.6192% per annum is due on the note.

  The installment note was advanced to Fourth in contemplation of the Company purchasing the remaining portions of Newnan Crossing. The Company did not call the note on January 15, 2004 and subsequently purchased the property on February 13, 2004 at which time the note was paid in full by Fourth.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
   (continued)

  December 31, 2003

  (7) Mortgages Payable

  Mortgages payable consist of the following at December 31, 2003:
			Balance at
	Interest	Maturity	December 31,
Fixed Rate Mortgages Payable	Rate at	Date	2003

Property as collateral:

Darien Commons	4.65%	06/01/10	$ 16,500,000
Park Place	4.71%	11/01/08	13,127,000
Total Fixed Rate Mortgages Payable			$ 29,627,000

  The following table shows the mortgage debt maturing during the next five years as of December 31, 2003.
2004	$-
2005	-
2006	-
2007	-
2008	13,127,000
Thereafter	16,500,000

$29,627,000

  All of the Company's mortgage loans require monthly payments of interest only. The fixed-rate loans may be prepaid with a penalty after specific lockout periods.

  On February 9, 2004, the Company entered into a rate lock agreement with Bear Stearns and paid a rate lock deposit of $1,200,000 to lock the interest rate at 4.372% for a period of 90 days on $60,000,000. The rate lock was entered into to secure the interest rate on mortgage debt to be identified as debt is placed on properties the Company currently owns or will acquire in the future.

  (8)  Line of Credit

  On December 24, 2003, the Company entered into a $150,000,000 unsecured line of credit arrangement with KeyBank N.A. for a period of one year. The funds from this line of credit will be used to provide liquidity from the time a property is purchased until permanent debt is placed on the property. The Company is required to pay interest only on the outstanding balance from time to time under the line at the rate equal to LIBOR plus 175 basis points. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .30%, per annum, on the average daily undrawn funds remaining under this line. The line of credit requires compliance with certain covenants, such as debt service rations, minimum net worth requirements, distribution limitations and investment restrictions. As of December 31, 2003, the Company was in compliance with such covenants. In connection with obtaining this line of credit, the Company paid fees in an amount totaling approximately $1,044,000 (which includes a .65% commitment fee). The outstanding balance on the line of credit was $5,000,000 as of December 31, 2003 with an effective interest rate of 2.9375% per annum.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
   (continued)

  December 31, 2003

  (9)  Segment Reporting

  The Company owns and seeks to acquire multi-tenant shopping centers primarily in the western United States. All of the Company's shopping centers are currently located in Connecticut, Georgia, Illinois, Indiana, North Carolina, Oklahoma, and Texas. The Company's shopping centers are typically anchored by grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

  The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

  Net property operations are summarized in the following table for the period from March 5, 2003 (inception) to December 31, 2003, and a reconciliation to net loss.
Property rental and additional rental income	$744,633
Total property operating expenses	(143,244)
Mortgage interest	(132,471)

Net property operations	468,918

Interest income	37,648
Less non-property expenses:
Professional services	(88,058)

General and administrative expenses	(235,419)
Acquisition cost expenses	(139,263)
Depreciation and amortization	(217,105)

Net loss	$(173,279)

  The following table summarizes property asset information as of December 31, 2003.
Total assets:
Shopping centers	$142,804,128
Non-segment assets	69,298,035

$212,102,163

  The Company does not derive any of it's consolidated revenue from foreign countries and does not have any major customer that individually accounts for 10% or more of the Company's consolidated revenues.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
     (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  (10)  Earnings (loss) per Share

  Basic and diluted earnings (loss) per share ("EPS") is computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). As a result of the net loss incurred in 2003, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive.

  The basic and diluted weighted average number of common shares outstanding were 2,520,986 for the period from March 5, 2003 (inception) to December 31, 2003.

  (11)  Commitments and Contingencies

  On December 10, 2003, in connection with the purchase of Stony Creek Market Place, the Company entered into an earnout agreement with the seller of the property. The earnout agreement stipulates that the seller shall retain the right, for a 48 month period after the date of purchase, to purchase the development and leasing rights to a vacant 50,000 square foot padsite included in the purchase of the property. If the seller develops and leases the padsite within the 48 month period, the Company is required to purchase the seller's interest in the leases based on an agreed upon base rent divider stipulated in the purchase and sale agreement. If the base rent divider should fall above or below certain limits, then the seller and purchaser have certain rights to terminate this agreement.

  On December 31, 2003, in connection with the purchase of Pavilion at King's Grant, the purchase and sale contract stipulates that if anytime during the period from January 1, 2004 through December 31, 2007 the tenant, Toys R Us located in the shopping center, should increase their base rent up to a maximum amount of $250,000 and no decrease occurs in their requirement to pay for a certain percentage of expenses at the property, then the Company would be obligated to pay the seller additional funds related to the purchase based on an income capitalization formula stipulated in the purchase and sale agreement. After December 31, 2007 the Company is no longer obligated to pay the seller additional funds.

  As part of the purchase and sale agreement for Newnan Crossing, the Company is obligated to purchase the remaining portion of the shopping center that is currently under construction (approximately 28,000 square feet to be occupied by Linen's N Things) after construction is complete and the tenant has moved in and is paying rent. The purchase price for this portion of the center will be based on and income capitalization formula.

  (12)  Subsequent Events

  The Company issued 12,698,273 shares of common stock from January 1, 2004 through February 13, 2004 in connection with the offering, resulting in gross proceeds of $126,917,854.

  The Company is currently considering acquiring seven properties for an estimated purchase price of $167,000,000. Our decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and our receipt of satisfactory due diligence information including appraisals, environmental reports and lease an information prior to purchasing the property.

  The Company has signed an application for an addition of $75,000,000 to the line of credit with Key Bank. Fundings under the line of credit will require interest only payments based on the provisions of the existing line of credit with Key Bank. As of February 13, 2004, the Company's outstanding balance owed on the line of credit is $70,000,000.

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
  (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  The Company has acquired the following properties during the period January 1 to February 13, 2004. The respective acquisitions are summarized in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

01/06/04	CorWest Plaza New Britain, CT	2000/ 2001	33,000,000	115,011	Stop & Shop CVS Pharmacy Liquor Depot

01/09/04	Hickory Ridge Hickory, NC	1999	41,900,000	310,360	Best Buy Kohl's Marshall's Linens N Things Old Navy Party City Shoe Carnival A.C. Moore

01/14/04	Larkspur Landing Larkspur, CA	1978/ 2001	61,100,000	173,814	Bed Bath & Beyond 24 Hour Fitness

01/15/04	North Ranch Pavilions Thousand Oaks, CA	1992	18,468,000	62,812	Bank of America

01/20/04	Metro Square Center Severn, MD	1999	11,031,000	61,817	Shoppers Food Warehouse

01/21/04	La Plaza Del Norte San Antonio, TX	1996/ 1999	59,100,000	320,362	Best Buy Bealls Ross Stores Office Max Oshman's Superstores Cost Plus DSW Shoe Warehouse David's Bridal Petco

02/05/04	MacArthur Crossing Los Colinas, TX	1995/ 1996	23,100,000	110,975	Stein Mart

02/13/04	Promenade at Red Cliff St. George, UT	1999/ 1998	19,618,000	94,936	Old Navy Staples Big 5 Sporting Goods

02/13/04	Newnan Crossing, Phase II Newnan, GA	1997	22,362,000	153,798	TJ Maxx Office Depot Old Navy Michaels Party City

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
     (A Maryland Corporation)

  Notes to Consolidated Financial Statements
  (continued)

  December 31, 2003

  The mortgage debt and financings obtained subsequent to December 31, 2003, are detailed in the list below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

2/04/04	La Plaza Del Norte San Antonio, TX	4.61%	03/01/10	32,528,000

1/30/04	Larkspur Landing Larkspur, CA	4.45%	02/01/09	33,630,000

1/28/04	Shaw's - New Britain (A) New Britain, CT	4.684%	11/01/33	6,450,000

1/21/04	Hickory Ridge Hickory, NC	4.531%	02/01/09	23,650,000

1/07/04	Cor West Plaza New Britain, CT	4.56%	02/01/09	18,150,000

1/05/04	Stony Creek Marketplace Noblesville, IN	4.77%	01/01/11	14,162,000

    In connection with the financing of Shaw's - New Britain on January 28, 2004, the Park Place mortgage debt was modified to be cross-collateralized with the Shaw's - New Britain mortgage debt. All other terms of the Park Place debt generally remained the same.

  (13) Supplemental Financial Information (unaudited)

  The following represents the results of operations, for the each quarterly period, during 2003.
	2003
	Dec. 31	Sept. 30	June 30	March 31

Total income	$782,281	-	-	-
Net loss	(123,235)	(32,794)	(9,750)	(7,500)

Net loss, per common share, basic and diluted:	(.01)	(1.64)	(.49)	(.38)

Weighted average number of common shares outstanding, basic and diluted	8,319,975	20,000	20,000	20,000

  Inland Western Retail Real Estate Trust, Inc.
  (A Maryland Corporation)

  Schedule III

  Real Estate and Accumulated Depreciation

  December 31, 2003
Initial Costs (A)	Gross amount at which carried at end of period

			Buildings	Adjustments		Buildings		Accumulated
			And	to		And		Depreciation	Date	Date
	Encumbrance	Land	Improvements	Basis	Land	Improvements	Total (C)	(D)	Constructed	Acquired

Darien Commons	16,500,000	7,000,000	22,468,408	-	7,000,000	22,468,408	29,468,408	56,280	1994	12/03

Eckerd Drug Store - Edmund	-	975,000	2,400,249	-	975,000	2,400,249	3,375,249	-	2003	12/03

Eckerd Drug Store - Norman	-	932,000	4,369,730	-	932,000	4,369,730	5,301,730	-	2003	12/03

Newnan Crossing	-	4,542,244	12,188,579	-	4,542,244	12,188,579	16,730,823	84,217	1999	12/03

Park Place	13,127,000	9,096,000	13,174,867	-	9,096,000	13,174,867	22,270,867	-	2001	10/03

Pavilion at King's Grant	-	4,300,000	2,741,212	-	4,300,000	2,741,212	7,041,212	-	2002/2003	12/03

Shaw's Supermarket	-	2,700,000	11,532,191	-	2,700,000	11,532,191	14,232,191	-	1995	12/03

Stony Creek Market Place	-	6,735,000	17,564,434	-	6,735,000	17,564,434	24,299,434	-	2003	12/03	85,588,073	36,280,244	85,447,576	121,727,820	140,497

Total:	$ 29,627,000	$ 36,280,244	$ 86,439,670	-	$ 36,280,244	$ 86,439,670	$122,719,914	$ 140,497

  INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
     (A Maryland Corporation)

  Schedule III (continued)
  Real Estate and Accumulated Depreciation

  December 31, 2003

  Notes:

    The initial cost to the Company represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

    The aggregate cost of real estate owned at December 31, 2003 for Federal income tax purposes was approximately $127,195,000 (unaudited).

    Reconciliation of real estate owned:

Balance at March 5, 2003 (inception)	$-
Purchases of property	127,195,469
Acquired in-place lease intangibles	(8,805,681)
Acquired above market lease intangibles	(1,595,673)
Acquired below below market lease intangibles	5,925,799

Balance at December 31, 2003	$122,719,914

    Reconciliation of accumulated depreciation:

Balance at March 5, 2003 (inception)	$-
Depreciation expense	140,497

Balance at December 31, 2003	$140,497

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Balance Sheet
  December 31, 2003
  (unaudited)

  The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on December 31, 2003.

  This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2003, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of March 12, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 12, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Balance Sheet
  December 31, 2003
  (unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$122,579,417	359,971,311	482,550,728
Acquired intangibles (B) (D)	10,344,354	32,286,926	42,631,280
Cash and cash equivalents	64,381,134	(4,200,000)	60,181,134
Accounts and rents receivable	1,147,551	-	1,147,551
Due from affiliates	918,750	-	918,750
Note receivable	7,552,155	(7,552,155)	-
Other assets	3,744,642	(800,000)	2,944,000
Loan fees	1,434,160	-	1,434,160

Total assets	$212,102,163	379,706,082	591,808,245

Liabilities and Stockholders' Equity

Accounts payable	505,448	-	505,448
Accrued offering costs to affiliates	1,369,366	-	1,369,366
Due to affiliates	2,154,158	-	2,154,158
Accrued real estate taxes	1,392,069	-	1,392,069
Distributions payable	927,539	-	927,539
Mortgage payable (B) (E)	29,627,000	180,767,000	210,394,000
Line of credit	5,000,000	-	5,000,000
Acquired intangibles (B) (D)	5,910,413	5,735,237	11,645,650
Advances from advisor	1,202,519	-	1,202,519
Security deposits	108,189	-	108,189
Prepaid rental and recovery income	104,756	-	104,756
Other liabilities	71,927	-	71,927

Total liabilities	48,373,384	186,502,237	234,875,621

Common stock (C)	18,737	21,955	40,692
Additional paid-in capital (net of offering costs) (C)	165,168,650	193,181,890	358,350,540
Accumulated distributions in excess of net loss	(1,458,608)	-	(1,458,608)

Total stockholders' equity	163,728,779	193,203,845	356,932,624

Total liabilities and stockholders' equity	$212,102,163	379,706,082	591,808,245

  See accompanying notes to pro forma consolidated balance sheet.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  December 31, 2003
  (unaudited)

    The historical column represents our Consolidated Balance Sheet as of December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K. As of December 31, 2003, the Company had sold 18,698,092 shares to the public and 19,049 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $187,127,250 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

    The pro forma adjustments reflect the acquisition of the following properties. The mortgages payable represent mortgages obtained from a third party subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition Price	Mortgage Payable

Hickory Ridge	$41,900,000	23,650,000
CorWest Plaza	33,000,000	18,150,000
Metro Square Center	11,031,000	-
Larkspur Landing	61,147,000	33,630,000
North Ranch Pavilion	18,468,000	10,157,000
La Plaza del Norte	59,143,000	32,528,000
MacArthur Crossing	23,102,000	-
Newnan Crossing Phase II	22,362,000	-
Promenade at Red Cliff	19,636,000	-
Peoria Crossings	37,328,000	20,497,000
Dorman Centre	43,118,000	-
Heritage Towne Crossing	16,288,000	-

Total	$386,523,000	138,612,000

  Allocation of net investments in properties:
Land	$105,523,512
Building and improvements	254,447,799
Acquired in-place lease intangibles	25,200,000
Acquired above market lease intangibles	7,086,926
Acquired below market lease intangibles	(5,735,237)

Total	$386,523,000

    Additional offering proceeds of $219,550,000, net of additional offering costs of $26,346,155 are reflected as received as of December 31, 2003, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of March 12, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

    Inland Western Retail Real Estate Trust, Inc.
    Notes to Pro Forma Consolidated Balance Sheet
    December 31, 2003
    (unaudited)

    Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

    Additional mortgages payable of $180,767,000, reflected as funded as of December 31, 2003, includes $138,612,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $42,155,000 of new financing placed on previously acquired properties.

    No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

  The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of March 12, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 12, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for the Eckerds-Edmond or the Eckerds-Norman, as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003 (unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$606,645	31,551,124	4,529,497	36,687,266
Additional rent	137,988	7,417,969	1,480,187	9,036,144
Interest income	37,648	-	-	37,648

Total income	782,281	38,969,093	6,009,684	45,761,058

General and administrative expenses	315,263	-	-	315,263
Advisor asset management fee (D)	-	-	-	-
Property operating expenses	126,617	8,548,616	1,665,613	10,340,846
Management fee (G)	16,627	1,762,894	290,562	2,070,083
Interest expense (I)	135,735	7,397,795	1,925,324	9,458,854
Depreciation (E)	140,497	11,211,549	1,814,712	13,166,758
Amortization (H)	81,558	3,462,543	739,290	4,283,391
Acquisition costs	139,263	-	-	139,263

Total expenses	955,560	32,383,397	6,435,501	39,774,458

Net income (loss)	$(173,279)	6,585,696	(425,817)	5,986,600

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,520,986			40,692,000

Net income (loss) per share, basic and diluted (F)	(.07)			.15

  See accompanying notes to pro forma consolidated statement of operations.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.
    Total pro forma adjustments for acquisitions consummated as of March 12, 2004 are as though the properties were acquired January 1, 2003.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$31,623,809	(72,685)	31,551,124
Additional rental income	7,417,969	-	7,417,969

Total income	39,041,778	(72,685)	38,969,093

Advisor asset management fee	-	-	-
Property operating expenses	8,548,616	-	8,548,616
Management fees	-	1,762,894	1,762,894
Interest expense	-	7,397,795	7,397,795
Depreciation	-	11,211,549	11,211,549
Amortization	-	3,462,543	3,462,543

Total expenses	8,548,616	23,834,781	32,383,397

Net income (loss)	$30,493,162	(23,907,466)	6,585,696

    Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

  Newnan Crossing Phase I and II, Pavilion at Kings Grant, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center and Heritage Towne Crossing

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    Total pro forma adjustments for acquisitions consummated as of March 12, 2004 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerds-Edmond or Eckerds-Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$4,967,738	(438,241)	4,529,497
Additional rental income	1,480,187	-	1,480,187

Total income	6,447,925	(438,241)	6,009,684

Advisor asset management fee	-	-	-
Property operating expenses	1,665,613	-	1,665,613
Management fees	-	290,562	290,562
Interest expense	-	1,925,324	1,925,324
Depreciation	-	1,814,712	1,814,712
Amortization	-	739,290	739,290

Total expenses	1,665,613	4,769,888	6,435,501

Net income (loss)	$4,782,312	(5,208,129)	(425,817)

    Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

  Shops at Park Place, Stony Creek Marketplace, Darien Towne Center, Shaw's Supermarket (New Britain).

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Statement of Operations
  For the year ended December 31, 2003
  (unaudited)

    The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

    Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

    The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

    Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

    The value of the acquired leases will be amortized over the lease term.

    The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date

Stony Creek	$14,162,000	4.770	01/11
Shaw's Supermarket (New Britain)	6,450,000	4.684	11/28
CorWest Plaza	18,150,000	4.560	02/09
Hickory Ridge	23,650,000	4.531	02/09
Larkspur Landing	33,630,000	4.450	02/09
La Plaza del Norte	32,528,000	4.610	03/10
Darien Towne Center	16,500,000	4.650	06/10
Shops at Park Place	13,127,000	4.710	11/08
Newnan Crossing	21,543,000	4.380	03/09
Peoria Crossings	20,497,000	4.090	04/09
North Ranch Pavilion	10,157,000	4.120	04/09

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Darien Towne Center ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Darien Towne Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Los Angeles, California

  December 4, 2003

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2002
  (in thousands)

For the year
ended
December 31, 2002
Gross income:
rental income	$2,051
Tenant reimbursements	449

Total gross income	2,500

Direct operating expenses:
Utilities, maintenance, and repairs	201
Real estate taxes	344
Insurance	35

Total direct operating expenses	580

Excess of gross income over direct operating expenses	$1,920

  See accompanying notes to historical summary of gross income and direct operating expense.

  Darien Towne Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2002

    Business

    Darien Towne Center (the Property) is a shopping center located in Darien, Illinois. The Property consists of 217,505 square feet of gross leasable area and was 95% occupied at December 31, 2002. Approximately 77% of the property's leasable area is leased to three tenants, Home Depot, Circuit City, and PetSmart. Inland Western Retail Real Estate Trust, Inc. (IWRRETI) has signed a purchase and sale agreement for the purchase of the Property from an unaffiliated third-party seller.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

    Rental income is recognized using the accrual method based on contractual amounts provided for in the lease agreements. Rental revenue is recognized on a straight-line basis over the term of the respective leases.

    The following is a schedule of minimum future rental to be received on noncancelable operating leases as of December 31, 2002 (in thousands):

Year	Total

2003	$2,089
2004	1,938
2005	1,452
2006	1,440
2007	1,390
Thereafter	9,148

Total	$17,457

    Darien Towne Center
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2002

    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)
For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$2,123,487
Operating expense and real estate tax recoveries	514,801

Total gross income	2,638,288

Direct operating expenses:
Property operating expenses	628,144

Total direct operating expenses	628,144

Excess of gross income over direct operating expenses	$2,010,144

  See accompanying notes to historical summary of gross income and direct operating expense.

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Darien Towne Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from Thomas Enterprises ("the Properties") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Thomas Enterprises for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 24, 2004

  The Properties Acquired from Thomas Enterprises
  Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$2,968,855
Operating expense and real estate tax recoveries	529,344

Total gross income	3,498,199

Direct operating expenses:
Operating expenses	372,962
Real estate taxes	217,447
Insurance	35,600

Total direct operating expenses	626,009

Excess of gross income over direct operating expenses	$2,872,190

  See accompanying notes to historical summary of gross income and direct operating expense.

  Properties Acquired from Thomas Enterprises
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    The Properties Acquired from Thomas Enterprises ("the Properties") consists of the following:
	Gross Leasable Area		Occupancy at December 31, 2003
Name	(unaudited)	Location	(unaudited)

Pavilion at King's Grant	79,909	Concord, North Carolina	100%

Newnan Crossing I and II	288,284	Newnan, Georgia	100%

    Two tenants account for 41% of the Properties' base rental income.

    Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Pavilion at King's Grant on December 30, 2003, Newnan Crossing on December 23, 2003 and Newnan Crossing Phase II on February 13, 2004, from Thomas Enterprises, an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties are all owned by Thomas Enterprises.

    A portion of Pavilion at King's Grant and Newnan Crossing (representing approximately 71,000 square feet and 275,800 square feet, respectively,) of the Properties' gross leasable area was completed as of December 31, 2002. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 8,000 square feet and 12,400 square feet, respectively,) was under construction and completed during 2003.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    The Properties have five ground leases which are classified as operating leases with terms ranging through February 2014. Total ground lease income was $363,323 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

    Properties Acquired from Thomas Enterprises
    Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $294,000 for the year ended December 31, 2003.

    Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,537,586
2005	3,396,343
2006	3,351,239
2007	3,155,649
2008	3,124,333
Thereafter	22,863,275

Total	$39,428,425
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Stony Creek Marketplace
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)
For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$393,702
Operating expense and real estate tax recoveries	130,140

Total gross income	523,842

Direct operating expenses:
Property operating expenses	98,974

Total direct operating expenses	98,974

Excess of gross income over direct operating expenses	$424,868

  See accompanying notes to historical summary of gross income and direct operating expense.

  Stony Creek Marketplace
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Stony Creek Marketplace to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Shops at Park Place
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)
For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,911,675
Operating expense and real estate tax recoveries	522,437

Total gross income	2,434,112

Direct operating expenses:
Property operating expenses	614,295

Total direct operating expenses	614,295

Excess of gross income over direct operating expenses	$1,819,817

  See accompanying notes to historical summary of gross income and direct operating expense.

  Shops at Park Place
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of the Shops at Park Place to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Shaw's Supermarket (New Britain)
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)
For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,083,357
Operating expense and real estate tax recoveries	460,797

Total gross income	1,544,154

Direct operating expenses:
Property operating expenses	460,797

Total direct operating expenses	460,797

Excess of gross income over direct operating expenses	$1,083,357

  See accompanying notes to historical summary of gross income and direct operating expense.

  Shaw's Supermarket (New Britain)
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shaw's Supermarket (New Britain) to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Hickory Ridge ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Hickory Ridge for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 2, 2004

  Hickory Ridge
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$3,633,058
Operating expense and real estate tax recoveries	447,314

Total gross income	4,080,372

Direct operating expenses:
Operating expenses	156,997
Real estate taxes	244,786
Insurance	59,317

Total direct operating expenses	461,100

Excess of gross income over direct operating expenses	$3,619,272

  See accompanying notes to historical summary of gross income and direct operating expense.

  Hickory Ridge
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Hickory Ridge (the Property) is located in Hickory, North Carolina. The Property consists of 375,587 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which four tenants account for approximately 51% of base rental revenue for the year ended December 31, 2003. On January 9, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $25,762 was earned during the year ended December 31, 2003.

    In addition, rental income includes $95,959 of rent from one tenant that pays monthly rent based upon a percentage of monthly sales in lieu of minimum rents provided in the lease. The minimum rents schedule below excludes such tenant.

    The Property has two ground leases that are classified as operating leases with terms extending through January 2013 and January 2021, respectively. Total ground lease income was $311,590 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increase base rental income by $132,919 for the year ended December 31, 2003.

    Hickory Ridge
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from one to seventeen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,393,768
2005	3,053,077
2006	3,065,441
2007	3,016,833
2008	3,019,568
Thereafter	18,476,329

Total	$34,025,016
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of CorWest Plaza ("the Property") for the period from May 29, 2003 through December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of CorWest Plaza for the period from May 29, 2003 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 3, 2004

  CorWest Plaza
  Historical Summary of Gross Income and Direct Operating Expenses
  For the period from May 29, 2003 through December 31, 2003

For the period from
May 29, 2003 through
December 31, 2003
Gross income:
Base rental income	$1,425,025
Operating expense and real estate tax recoveries	424,278

Total gross income	1,849,303

Direct operating expenses:
Operating expenses	54,893
Real estate taxes	347,412
Insurance	16,407

Total direct operating expenses	418,712

Excess of gross income over direct operating expenses	$1,430,591

  See accompanying notes to historical summary of gross income and direct operating expense.

  CorWest Plaza
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the period from May 29, 2003 through December 31, 2003

    Business

    CorWest Plaza (the Property) is located in New Britain, Connecticut. The Property consists of approximately 115,011 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to ten tenants of which four tenants account for approximately 90% of base rental revenue for the period from May 29, 2003 through December 31, 2003. On January 6, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates As the Property was acquired by the seller on May 29, 2003, financial statements were not available prior to such date. As such, the Historical Summary includes only operations for the period from May 29, 2003 through December 31, 2003.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned from the period from May 29, 2003 through December 31, 2003.

    The Property has 3 ground leases that are classified as operating leases with terms extending through May 2028. Total ground lease income was $1,225,693 and is included in base rental income in the accompanying Historical Summary for the period from May 29, 2003 through December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $44,806 for the period from May 29, 2003 through December 31, 2003.

    CorWest Plaza
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the period from May 29, 2003 through December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from 48 months to 25 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$2,612,698
2005	2,594,038
2006	2,464,015
2007	2,416,598
2008	2,433,616
Thereafter	40,960,776

Total	$53,481,742
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  CorWest Plaza
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)
For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,925,491
Operating expense and real estate tax recoveries	535,269

Total gross income	2,460,760

Direct operating expenses:
Property operating expenses	690,670

Total direct operating expenses	690,670

Excess of gross income over direct operating expenses	$1,770,090

  See accompanying notes to historical summary of gross income and direct operating expense.

  CorWest Plaza
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the audited financial statements for the period from May 29, 2003 to December 31, 2003 and estimates for the period from January 1, 2003 to May 28, 2003. Estimates for the period from January 1, 2003 to May 28, 2003 were prepared based on information provided by the owner of the property. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Metro Square Center (SuperValue) ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Metro Square Center (SuperValue) for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 3, 2004

  Metro Square Center (SuperValue)
   Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$949,573
Operating expense and real estate tax recoveries	125,792

Total gross income	1,075,365

Direct operating expenses:
Operating expenses	59,440
Real estate taxes	47,018
Insurance	18,815

Total direct operating expenses	125,273

Excess of gross income over direct operating expenses	$950,092

  See accompanying notes to historical summary of gross income and direct operating expense.

  Metro Square Center (SuperValue)
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Metro Square Center (SuperValue) (the Property) is located in Severn, Maryland. The Property consists of approximately 62,000 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to three tenants of which one tenant accounts for approximately 91% of base rental revenue for the year ended December 31, 2003. On January 22, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $54,197 for the year ended December 31, 2003.

    Metro Square Center (SuperValue)
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$897,786
2005	922,082
2006	902,574
2007	904,327
2008	844,146
Thereafter	10,010,898

Total	$14,481,813
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Larkspur Landing, ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Larkspur Landing, for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 26, 2004

  Larkspur Landing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$4,735,363
Operating expense and real estate tax recoveries	1,055,794

Total gross income	5,791,157

Direct operating expenses:
Operating expenses	707,903
Real estate taxes	336,380
Insurance	236,462

Total direct operating expenses	1,280,745

Excess of gross income over direct operating expenses	$4,510,412

  See accompanying notes to historical summary of gross income and direct operating expense.

  Larkspur Landing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Larkspur Landing, (the Property) is located in Larkspur, California. The Property consists of approximately 173,800 square feet of gross leasable area and was approximately 91% occupied at December 31, 2003. The Property is leased to thirty-seven tenants of which four tenants account for approximately 62% of base rental revenue for the year ended December 31, 2003. On January 14, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $339,129 was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $171,513 for the year ended December 31, 2003.

    Larkspur Landing
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from 1 to 15 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,305,051
2005	3,779,574
2006	3,409,006
2007	2,769,297
2008	2,410,278
Thereafter	13,617,128

Total	$30,290,334
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of North Ranch Pavilion ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of North Ranch Pavilion for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 25, 2004

  North Ranch Pavilion
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,100,047
Operating expense and real estate tax recoveries	322,680

Total gross income	1,422,727

Direct operating expenses:
Operating expenses	210,864
Real estate taxes	129,164
Insurance	33,635

Total direct operating expenses	373,663

Excess of gross income over direct operating expenses	$1,049,064

  See accompanying notes to historical summary of gross income and direct operating expense.

  North Ranch Pavilion
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    North Ranch Pavilion (the Property) is located in Thousand Oaks, California. The Property consists of approximately 63,000 square feet of gross leasable area and was approximately 91% occupied at December 31, 2003. The Property is leased to twenty-seven tenants of which three tenants account for approximately 34% of base rental revenue for the year ended December 31, 2003. On January 15, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $39,515 for the year ended December 31, 2003.

    North Ranch Pavilion
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from three to 14 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,308,503
2005	1,187,162
2006	1,196,362
2007	768,560
2008	665,216
Thereafter	2,245,095

Total	$7,370,898
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of La Plaza Del Norte ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of La Plaza Del Norte for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 26, 2004

  La Plaza Del Norte
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$4,003,605
Operating expense and real estate tax recoveries	1,421,860

Total gross income	5,425,465

Direct operating expenses:
Operating expenses	240,045
Real estate taxes	1,199,850
Insurance	84,577

Total direct operating expenses	1,524,472

Excess of gross income over direct operating expenses	$3,900,993

  See accompanying notes to historical summary of gross income and direct operating expense.

  La Plaza Del Norte
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    La Plaza Del Norte (the Property) is located in San Antonio, Texas. The Property consists of approximately 320,000 square feet of gross leasable area and was approximately 96% occupied at December 31, 2003. The Property is leased to eighteen tenants of which two tenants account for approximately 41% of base rental revenue for the year ended December 31, 2003. On January 21, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $827 was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $72,859 for the year ended December 31, 2003.

    La Plaza Del Norte
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,113,332
2005	4,070,499
2006	3,942,489
2007	3,358,048
2008	3,258,479
Thereafter	14,294,929

Total	$33,037,776
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of MacArthur Crossing ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of MacArthur Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 1, 2004

  MacArthur Crossing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,760,907
Operating expense and real estate tax recoveries	608,826

Total gross income	2,369,733

Direct operating expenses:
Operating expenses	249,689
Real estate taxes	400,391
Insurance	48,208

Total direct operating expenses	698,288

Excess of gross income over direct operating expenses	$1,671,445

  See accompanying notes to historical summary of gross income and direct operating expense.

  MacArthur Crossing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    MacArthur Crossing (the Property) is located in Las Colinas, Texas. The Property consists of 111,035 square feet of gross leasable area and was approximately 98% occupied at December 31, 2003. The Property is leased to twenty-nine tenants of which seven tenants account for approximately 54% of base rental revenue for the year ended December 31, 2003. On February 5, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $14,807 was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $4,655 for the year ended December 31, 2003.

    MacArthur Crossing
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,771,533
2005	1,713,801
2006	1,290,824
2007	809,370
2008	678,292
Thereafter	2,761,095

Total	$9,024,915
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Promenade at Red Cliff ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Promenade at Red Cliff for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 5, 2004

  Promenade at Red Cliff
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,250,480
Operating expense and real estate tax recoveries	237,743

Total gross income	1,488,223

Direct operating expenses:
Operating expenses	136,724
Real estate taxes	113,395
Insurance	38,288

Total direct operating expenses	288,407

Excess of gross income over direct operating expenses	$1,199,816

  See accompanying notes to historical summary of gross income and direct operating expense.

  Promenade at Red Cliff
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Promenade at Red Cliff (the Property) is located in St. George, Utah. The Property consists of 94,947 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to twenty-tenants of which four tenants account for approximately 61% of base rental revenue for the year ended December 31, 2003. On February 13, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $21,297 was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $1,622 for the year ended December 31, 2003.

    Promenade at Red Cliff
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from 10 months to fifteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,468,781
2005	1,513,674
2006	1,526,952
2007	1,149,127
2008	852,421
Thereafter	921,631

Total	$7,432,586
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Peoria Crossings ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Peoria Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 25, 2004

  Peoria Crossings
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$2,247,654
Operating expense and real estate tax recoveries	367,902

Total gross income	2,615,556

Direct operating expenses:
Operating expenses	158,120
Real estate taxes	212,946
Insurance	-

Total direct operating expenses	371,066

Excess of gross income over direct operating expenses	$2,244,490

  See accompanying notes to historical summary of gross income and direct operating expense.

  Peoria Crossings
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Peoria Crossings (the Property) is located in Peoria, Arizona. The Property consists of approximately 213,500 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which five tenants account for approximately 59% of base rental revenue for the year ended December 31, 2003. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third-party ("Seller").

    The Property commenced operations in 2002 with a portion of Peoria Crossings (representing approximately 207,500 square feet) of the Properties' gross leasable area complete as of December 31, 2003. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 6, 000 square feet) is under construction and scheduled to be completed during 2004.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $780,986 for the year ended December 31, 2003.

    Peoria Crossings
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from five to twenty-one years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$2,584,513
2005	2,606,123
2006	2,613,453
2007	2,623,407
2008	2,245,206
Thereafter	17,152,265

Total	$29,824,967
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Dorman Centre ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Dorman Centre for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 25, 2004

  Dorman Centre
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,195,938
Operating expense and real estate tax recoveries	83,579

Total gross income	1,279,517

Direct operating expenses:
Operating expenses	37,886
Real estate taxes	51,474
Insurance	9,656

Total direct operating expenses	99,016

Excess of gross income over direct operating expenses	$1,180,501

  See accompanying notes to historical summary of gross income and direct operating expense.

  Dorman Centre
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Dorman Centre (the Property) is located in Spartanburg, South Carolina. The Property consists of approximately 388,000 square feet of gross leasable area and was approximately 90% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which four tenants account for approximately 77% of base rental revenue for the year ended December 31, 2003. On March 4, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    The Property commenced operations on July 1, 2003 with a portion of Dorman Center (representing approximately 348,000 square feet) complete as of December 31, 2003. The remaining portion (representing the remaining approximately 40,000 square feet) is under construction and scheduled to be completed during the first quarter of 2004.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $4,778 for the year ended December 31, 2003.

    Dorman Centre
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from three to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,504,788
2005	3,540,088
2006	3,513,673
2007	3,430,584
2008	3,313,461
Thereafter	30,804,111

Total	$48,106,705
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Heritage Towne Crossing ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Heritage Towne Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 3, 2004

  Heritage Towne Crossing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$876,078
Operating expense and real estate tax recoveries	198,515

Total gross income	1,074,593

Direct operating expenses:
Operating expenses	106,131
Real estate taxes	211,070
Insurance	21,825

Total direct operating expenses	339,026

Excess of gross income over direct operating expenses	$735,567

  See accompanying notes to historical summary of gross income and direct operating expense.

  Heritage Town Crossing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    Heritage Towne Crossing (the Property) is located in Euless, Texas. The Property consists of 80,730 square feet of gross leasable area and was approximately 81% occupied at December 31, 2003. The Property is leased to twenty-five tenants of which five tenants account for approximately 40% of base rental revenue for the year ended December 31, 2003. On March 5, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates.

    The Property has two ground leases that are classified as operating leases with terms extending through September, 2023. Total ground lease income was $44,417 and is included in base rental income int he accompanying Historical Summary for the year ended December 31, 2003.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $15,184 for the year ended December 31, 2003.

    Heritage Towne Crossing
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Minimum rents to be received from tenants under operating leases, which terms range from three to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,289,587
2005	1,300,384
2006	1,292,499
2007	1,069,311
2008	653,115
Thereafter	2,698,001

Total	$8,302,897
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.